Shelton Funds

Shelton Green Alpha Fund

Supplement dated October 3, 2022 to the

Prospectus and Statement of Additional Information (the “SAI”)

each dated January 1, 2022, as amended March 8, 2022,

as may be amended from time to time

Shelton Capital Management, the advisor to the Shelton Green Alpha Fund, has notified the Board of Trustees of Shelton Funds that Green Alpha Advisors, LLC will no longer serve as the sub-advisor to the fund effective as of the open of business October 10, 2022. Shelton Capital Management has served as the advisor to the fund since its inception in 2013.

Effective October 10, 2022 the Fund will be managed by Bruce Kahn, Ph.D, as Lead Portfolio Manager. Dr. Kahn is an employee of Shelton Capital Management.

Please retain this supplement with your Prospectus and SAI